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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09585

                            Pioneer Research Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2010 through December 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



                       Pioneer Research Fund
                       Annual Report | December 31, 2010
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A   PATMX
                       Class B   PBTMX
                       Class C   PCTMX
                       Class Y   PRFYX



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                        2

Portfolio Management Discussion                                              4

Portfolio Summary                                                            8

Prices and Distributions                                                     9

Performance Update                                                          10

Comparing Ongoing Fund Expenses                                             14

Schedule of Investments                                                     16

Financial Statements                                                        25

Notes to Financial Statements                                               33

Report of Independent Registered Public Accounting Firm                     41

Approval of Investment Advisory Agreement                                   42

Trustees, Officers and Service Providers                                    46


                        Pioneer Research Fund | Annual Report | 12/31/2010     1

President's Letter

Dear Shareowner,

Throughout 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds, until a rally late in the year lifted equity returns. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first eleven months of 2010. While the equity markets barely budged for those first eleven months, valuations were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors, many of whom were rewarded in the subsequent late-year equity rally.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Research Fund | Annual Report | 12/31/2010

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                        Pioneer Research Fund | Annual Report | 12/31/2010     3

Portfolio Management Discussion | 12/31/10

In the following interview, Paul Cloonan, CFA, Head of U.S. Equity Research at Pioneer Investments, discusses the 12 months ended December 31, 2010, and the factors influencing Pioneer Research Fund's performance during that period. Mr. Cloonan is part of the management team responsible for the day-to-day management of the Fund.

Q   How did the Fund perform over the 12 months ended December 31, 2010?

A Pioneer Research Fund Class A shares returned 15.58% at net asset value over the 12 months ended December 31, 2010, while the Fund's benchmark, the Standard and Poor's 500 Index (the S&P 500), returned 15.08%. Over the same period, the average return of the 1,069 mutual funds in Lipper's Large Cap Core Funds category was 12.94%.

Q After a sluggish first half of the year, the second half of 2010 and the Fund's fiscal year featured a sharp improvement in the market. Can you discuss why the market was down in the first half of the year and then subsequently improved so dramatically in the last six months of the year ended December 31, 2010?

A In the first half of 2010, the market had difficulty sustaining momentum as investors remained concerned about fiscal problems in Europe, potentially increasing tax rates in the U.S., and the possibility of a "double dip" global recession. In the second half of the year, the market was supported by the easing of monetary conditions by the U.S. Federal Reserve Board (the
    Fed), the postponement of U.S. personal income tax rate increases, and by continued solid corporate earnings results. Those factors helped to reduce the perceived risk of another recession and led some investors to increase their asset allocation to equities.

Q What specific factors contributed to the Fund's outperformance of the S&P 500 and its Lipper peers over the 12 months ended December 31, 2010?

A Consistent with our strategy, the Fund's relative performance was primarily driven by stock selection rather than sector allocations. This has been, and continues to be, the Fund's core competency and primary competitive advantage. Our research team has been adept at picking outperforming stocks in various market environments. As a result, the Fund outperformed the S&P 500 and excelled against its peer group in the 2008 market sell-off as well as in the strong market recovery years of 2009 and 2010.


4     Pioneer Research Fund | Annual Report | 12/31/2010

Q Given that stock selection is the main driver of the Fund's performance, could you discuss some individual stock picks that either contributed to or detracted from the relative performance over the 12 months ended December 31, 2010?

A The Fund's stock selection was particularly strong in the information technology, consumer discretionary, materials and telecommunication services sectors. The Fund had relatively weak stock performance within the energy and utilities sectors.

    In information technology, Atmel was the largest single stock contributor to overall Fund performance. Atmel completed the last steps of a multi-year restructuring and the company has a strong market position in microcontroller products, including one of the leading chip solutions for the rapidly growing touch screen market. Rovi was another strong performer for the Fund over the 12-month period. Rovi is well positioned for emerging trends around home entertainment given their extensive patent portfolio, product road map, analog-to-digital conversion trends and the potential for increased advertising revenues.

    In consumer discretionary, the Fund's position in Starbucks performed well. The company continues to deliver strong earnings growth driven by operational improvements and profit margin expansion. The growth outlook for Starbucks remains promising with new products such as VIA (instant coffee) and new store concepts such as the "Seattle's Best" franchise, and we believe that international expansion will contribute to revenue growth in the years ahead. Estee Lauder was another strong performer for the Fund within the sector. The company delivered stronger-than-expected sales growth and profit margins, driven by market share gains and management's focus on innovation and an improved service model.

    In materials, the Fund's position in Freeport McMoRan Copper & Gold advanced, as the outlook for copper and gold prices remained positive. In addition, Freeport's improved balance sheet and solid production growth outlook remain key drivers of the stock. In telecommunication services, Fund positions in Centurylink and Windstream both performed well, as each company continues to see benefits from merger integration and their high dividend yields are attractive to value investors.

    As for detractors, in the energy sector, Fund positions in Range Resources and Southwestern Energy lagged the S&P 500 because both companies had significant exposure to natural gas markets, which experienced pricing pressure due to excess supply. We exited the Fund's position in Range Resources and reduced the position in Southwestern Energy. In utilities, a position in Sempra Energy underperformed the utility sector in the first half of 2010 due to the uncertainties relating to the pending sale of the company's commodities business. In addition, the stock reacted negatively to management's


                        Pioneer Research Fund | Annual Report | 12/31/2010     5
    reduced earnings forecast in the third quarter. We subsequently exited the Fund's position in Sempra.

Q What changes did you make to the Fund's portfolio over the 12 months ended December 31, 2010, and how have you positioned the Fund heading into the new year?

A The Pioneer Research Fund represents the best ideas of Pioneer's team of equity research analysts. As such, we frequently add new names or exit positions in the Fund's portfolio. Larger positions that we initiated in 2010 included ExxonMobil, Procter & Gamble and Ameren. Larger Fund positions that we sold in 2010 included Chevron, Cisco Systems and Colgate-Palmolive.

    In energy, we added ExxonMobil because the company has improved its growth profile and has strong returns on capital, while trading at an attractive valuation. We sold the Fund's position in Chevron because we believed there was greater valuation upside in the Fund's other energy holdings.

    In consumer staples, we added Procter & Gamble (P&G) while selling the Fund's position in Colgate-Palmolive. P&G has re-focused its resources in its core consumer product categories and is set to launch new products that should drive growth and market share gains. We sold Colgate-Palmolive because we feel their business may be hurt by P&G's initiatives.

    We initiated a position in Ameren, a public utility holding company, due to its attractive valuation. We believe that Ameren's rate structure may also improve.


    We sold Cisco Systems due to our concern that Cisco's recent deceleration in revenue growth may be a long term issue that will put continued pressure on the company's valuation.

Q With a new power structure in Washington and with the Fed continuing to print money in an apparent effort to accelerate the recovery, what is your outlook for equities and the economy in general in 2011?

A Improved clarity on personal income tax rates and the Fed's actions to stimulate the economy clearly have helped equity markets and should continue to provide support for stocks and the economy in 2011. Corporate earnings have been strong, and so we expect the pace of employee hiring to accelerate, which will further boost the economy.

    However, there are risks to the outlook. The fiscal deficits in Europe remain a concern, with potential negative implications for global growth and financial markets. In addition, some countries are raising interest rates in response to rising inflation. So far, inflation data in the U.S. has been benign, but any significant uptick in inflation here would be a concern for the markets.


6     Pioneer Research Fund | Annual Report | 12/31/2010

    Overall stock valuations remain reasonable, although there have been large gains in the last two years in some areas, such as cyclical stocks and small and mid-cap stocks. The vast majority of stocks delivered gains over the last year but we expect the market to be more selective in 2011. We believe company-specific factors are likely to be a bigger driver of stock returns in 2011, as opposed to the macroeconomic factors that were major drivers of stock returns in the last two years.

    We will continue to focus our efforts on stock picking, which we believe is the Fund's key competitive advantage and primary performance driver over the long term. Our approach to stock picking emphasizes bottom-up, fundamental analysis. We believe our approach is durable and repeatable and can deliver reasonable investment results across the business cycle, and in a variety of market conditions.


Please refer to the Schedule of Investments on pages 16-24 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                        Pioneer Research Fund | Annual Report | 12/31/2010     7

Portfolio Summary | 12/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                   95.7%
Temporary Cash Investments                            2.6%
International Common Stocks                           0.9%
Depository Receipts for International Stocks          0.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                               19.1%
Financials                                           15.7%
Energy                                               11.5%
Health Care                                          11.1%
Industrials                                          11.0%
Consumer Staples                                     10.8%
Consumer Discretionary                               10.7%
Materials                                             3.8%
Utilities                                             3.2%
Telecommunication Services                            3.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Exxon Mobil Corp.                             4.21%
 2.    Apple, Inc.                                   3.32
 3.    JPMorgan Chase & Co.                          3.30
 4.    Microsoft Corp.                               2.34
 5.    Oracle Corp.                                  2.07
 6.    Google, Inc.                                  1.98
 7.    Comcast Corp.                                 1.97
 8.    Pfizer, Inc.                                  1.97
 9.    Coca-Cola Co.                                 1.94
10.    Procter & Gamble Co.                          1.92

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Research Fund | Annual Report | 12/31/2010

Prices and Distributions | 12/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class                12/31/10                12/31/09
       A                   $9.44                   $8.21
--------------------------------------------------------------------------------
       B                   $8.93                   $7.80
--------------------------------------------------------------------------------
       C                   $8.99                   $7.85
--------------------------------------------------------------------------------
       Y                   $9.52                   $8.28
--------------------------------------------------------------------------------

Distributions per Share: 1/1/10-12/31/10
--------------------------------------------------------------------------------

                   Net Investment      Short-Term          Long-Term
     Class            Income          Capital Gains      Capital Gains
       A             $0.0488               $ --              $ --
--------------------------------------------------------------------------------
       B             $  --                 $ --              $ --
--------------------------------------------------------------------------------
       C             $  --                 $ --              $ --
--------------------------------------------------------------------------------
       Y             $0.0751               $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.


                        Pioneer Research Fund | Annual Report | 12/31/2010     9

Performance Update | 12/31/10                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund at public offering price, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2010)
--------------------------------------------------------------------------------
                                    Net Asset       Public Offering
Period                              Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years                             1.68%          1.08%
5 Years                              3.55           2.32
1 Year                              15.58           8.95
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2010)
--------------------------------------------------------------------------------
                                    Gross           Net
--------------------------------------------------------------------------------
                                     1.62%          1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  Pioneer                       Standard & Poor's
                  Research Fund                 500 Index
12/00                9425                           10000
12/01                8123                            8812
12/02                6283                            6866
12/03                7830                            8834
12/04                8721                            9794
12/05                9349                           10275
12/06               10762                           11896
12/07               11513                           12549
12/08                7458                            7907
12/09                9628                           10001
12/10               11129                           11509

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2012 for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Research Fund | Annual Report | 12/31/2010

Performance Update | 12/31/10                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2010)
--------------------------------------------------------------------------------
                                         If             If
Period                                   Held           Redeemed
--------------------------------------------------------------------------------
10 Years                                  0.81%          0.81%
5 Years                                   2.62           2.62
1 Year                                   14.49          10.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2010)
--------------------------------------------------------------------------------
                                         Gross          Net
--------------------------------------------------------------------------------
                                          2.54%          2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  Pioneer                       Standard & Poor's
                  Research Fund                 500 Index
12/00               10000                           10000
12/01                8544                            8812
12/02                6572                            6866
12/03                8119                            8834
12/04                8972                            9794
12/05                9529                           10275
12/06               10866                           11896
12/07               11534                           12549
12/08                7402                            7907
12/09                9473                           10001
12/10               10845                           11509

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2012 for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                       Pioneer Research Fund | Annual Report | 12/31/2010     11

Performance Update | 12/31/10                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2010)
--------------------------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                  0.87%           0.87%
5 Years                                   2.66            2.66
1 Year                                   14.52           14.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2010)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                          2.50%           2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  Pioneer                       Standard & Poor's
                  Research Fund                 500 Index
12/00               10000                           10000
12/01                8557                            8812
12/02                6589                            6866
12/03                8143                            8834
12/04                9006                            9794
12/05                9561                           10275
12/06               10904                           11896
12/07               11580                           12549
12/08                7443                            7907
12/09                9522                           10001
12/10               10905                           11509

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2012 for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer Research Fund | Annual Report | 12/31/2010

Performance Update | 12/31/10                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2010)
--------------------------------------------------------------------------------
                                          If             If
Period                                    Held           Redeemed
--------------------------------------------------------------------------------
10 Years                                   1.87%          1.87%
5 Years                                    3.89           3.89
1 Year                                    15.89          15.89
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2010)
--------------------------------------------------------------------------------
                                          Gross          Net
--------------------------------------------------------------------------------
                                           0.97%          0.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer                      Standard & Poor's
                Research Fund                500 Index
12/00             5000000                       5000000
12/01             4309309                       4406196
12/02             3333333                       3432764
12/03             4154154                       4416843
12/04             4630617                       4897135
12/05             4970971                       5137447
12/06             5731058                       5948204
12/07             6164367                       6274737
12/08             4009467                       3953700
12/09             5190764                       5000318
12/10             6015705                       5754606

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on August 11, 2004, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                       Pioneer Research Fund | Annual Report | 12/31/2010     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Research Fund

Based on actual returns from July 1, 2010 through December 31, 2010.

 Share Class                 A                B               C              Y
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 7/1/10
-----------------------------------------------------------------------------------
 Ending Account          $1,256.85       $1,250.71       $1,250.35       $1,257.62
 Value on 12/31/10
-----------------------------------------------------------------------------------
 Expenses Paid               $7.11          $12.20          $12.20           $5.46
 During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15%, and 0.96% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


14     Pioneer Research Fund | Annual Report | 12/31/2010

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Research Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2010 through December 31, 2010.

 Share Class                 A              B                C              Y
 Beginning Account       $1,000.00       $1,000.00       $1,000.00      $1,000.00
 Value on 7/1/10
----------------------------------------------------------------------------------
 Ending Account          $1,018.90       $1,014.37       $1,014.37      $1,020.37
 Value on 12/31/10
----------------------------------------------------------------------------------
 Expenses Paid               $6.36          $10.92          $10.92          $4.89
 During Period*
----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15%, and 0.96% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                       Pioneer Research Fund | Annual Report | 12/31/2010     15

Schedule of Investments | 12/31/10

 Shares                                                         Value
             COMMON STOCKS -- 98.9%
             ENERGY -- 11.4%
             Integrated Oil & Gas -- 5.9%
  38,000     Exxon Mobil Corp.                                  $ 2,778,560
  12,000     Occidental Petroleum Corp.                           1,177,200
                                                                -----------
                                                                $ 3,955,760
---------------------------------------------------------------------------
             Oil & Gas Drilling -- 1.0%
  27,800     Nabors Industries, Inc.*                           $   652,188
---------------------------------------------------------------------------
             Oil & Gas Equipment & Services -- 0.9%
  11,600     Cameron International Corp.*                       $   588,468
---------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 3.2%
   8,032     Apache Corp.                                       $   957,655
  10,400     Devon Energy Corp.                                     816,504
   9,400     Southwestern Energy Co.*                               351,842
                                                                -----------
                                                                $ 2,126,001
---------------------------------------------------------------------------
             Oil & Gas Storage & Transportation -- 0.4%
  20,942     El Paso Corp.                                      $   288,162
                                                                -----------
             Total Energy                                       $ 7,610,579
---------------------------------------------------------------------------
             MATERIALS -- 3.8%
             Diversified Metals & Mining -- 1.1%
   6,200     Freeport-McMoRan Copper & Gold, Inc. (Class B)     $   744,558
---------------------------------------------------------------------------
             Industrial Gases -- 1.0%
   7,700     Air Products & Chemicals, Inc.                     $   700,315
---------------------------------------------------------------------------
             Paper Packaging -- 0.8%
  19,400     Packaging Corp of America                          $   501,296
---------------------------------------------------------------------------
             Specialty Chemicals -- 0.9%
  11,300     Ecolab, Inc.                                       $   569,746
                                                                -----------
             Total Materials                                    $ 2,515,915
---------------------------------------------------------------------------
             CAPITAL GOODS -- 8.4%
             Aerospace & Defense -- 2.4%
   7,008     Northrop Grumman Corp.*                            $   453,978
  14,090     United Technologies Corp.                            1,109,165
                                                                -----------
                                                                $ 1,563,143
---------------------------------------------------------------------------
             Construction & Engineering -- 0.9%
  20,546     KBR, Inc.                                          $   626,037
---------------------------------------------------------------------------
             Industrial Conglomerates -- 2.4%
  12,125     3M Co.                                             $ 1,046,388
  24,600     Textron, Inc.                                          581,052
                                                                -----------
                                                                $ 1,627,440
---------------------------------------------------------------------------
             Industrial Machinery -- 2.7%
  11,772     Crane Co.                                          $   483,476
  16,317     Kennametal, Inc.                                       643,869

The accompanying notes are an integral part of these financial statements.

16     Pioneer Research Fund | Annual Report | 12/31/2010

 Shares                                               Value
            Industrial Machinery -- (continued)
   9,293    SPX Corp.                                 $   664,357
                                                      -----------
                                                      $ 1,791,702
                                                      -----------
            Total Capital Goods                       $ 5,608,322
-----------------------------------------------------------------
            TRANSPORTATION -- 2.5%
            Air Freight & Couriers -- 1.6%
   6,100    C. H. Robinson Worldwide, Inc. (b)        $   489,159
   7,900    United Parcel Service, Inc.                   573,382
                                                      -----------
                                                      $ 1,062,541
-----------------------------------------------------------------
            Railroads -- 0.9%
   6,200    Union Pacific Corp.                       $   574,492
                                                      -----------
            Total Transportation                      $ 1,637,033
-----------------------------------------------------------------
            CONSUMER SERVICES -- 3.2%
            Hotels, Resorts & Cruise Lines -- 0.8%
  11,902    Marriott International, Inc. (b)          $   494,409
-----------------------------------------------------------------
            Restaurants -- 2.4%
   7,874    McDonald's Corp.                          $   604,408
  31,700    Starbucks Corp.                             1,018,521
                                                      -----------
                                                      $ 1,622,929
                                                      -----------
            Total Consumer Services                   $ 2,117,338
-----------------------------------------------------------------
            MEDIA -- 3.6%
            Broadcasting -- 0.8%
  29,600    CBS Corp. (Class B)                       $   563,880
-----------------------------------------------------------------
            Cable & Satellite -- 2.0%
  59,300    Comcast Corp.                             $ 1,302,821
-----------------------------------------------------------------
            Movies & Entertainment -- 0.8%
  13,143    Viacom, Inc. (Class B)                    $   520,594
                                                      -----------
            Total Media                               $ 2,387,295
-----------------------------------------------------------------
            RETAILING -- 3.8%
            Apparel Retail -- 0.5%
  25,500    American Eagle Outfitters, Inc.           $   373,065
-----------------------------------------------------------------
            Department Stores -- 0.7%
  18,800    Macy's, Inc.                              $   475,640
-----------------------------------------------------------------
            General Merchandise Stores -- 1.4%
   7,100    Family Dollar Stores, Inc.                $   352,941
   9,581    Target Corp.                                  576,106
                                                      -----------
                                                      $   929,047
-----------------------------------------------------------------
            Internet Retail -- 1.2%
   4,400    Amazon.com, Inc.*                         $   792,000
                                                      -----------
            Total Retailing                           $ 2,569,752
-----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Research Fund | Annual Report | 12/31/2010     17

 Shares                                                     Value
             FOOD & DRUG RETAILING -- 2.4%
             Drug Retail -- 0.9%
  17,059     CVS/Caremark Corp.                             $   593,141
-----------------------------------------------------------------------
             Hypermarkets & Supercenters -- 1.5%
  18,250     Wal-Mart Stores, Inc.                          $   984,223
                                                            -----------
             Total Food & Drug Retailing                    $ 1,577,364
-----------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 5.8%
             Brewers -- 0.9%
  10,300     Anheuser-Busch Inbev NV                        $   589,536
-----------------------------------------------------------------------
             Distillers & Vintners -- 0.5%
  14,600     Constellation Brands, Inc.*                    $   323,390
-----------------------------------------------------------------------
             Packaged Foods & Meats -- 0.6%
   8,100     Hershey Foods Corp.                            $   381,915
-----------------------------------------------------------------------
             Soft Drinks -- 2.5%
  19,500     Coca-Cola Co.                                  $ 1,282,515
   8,000     Hansen Natural Corp.*                              418,240
                                                            -----------
                                                            $ 1,700,755
-----------------------------------------------------------------------
             Tobacco -- 1.3%
  15,450     Phillip Morris International                   $   904,289
                                                            -----------
             Total Food, Beverage & Tobacco                 $ 3,899,885
-----------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 2.5%
             Household Products -- 1.9%
  19,700     Procter & Gamble Co.*                          $ 1,267,301
-----------------------------------------------------------------------
             Personal Products -- 0.6%
   5,000     Estee Lauder Co.                               $   403,500
                                                            -----------
             Total Household & Personal Products            $ 1,670,801
-----------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 3.2%
             Health Care Distributors -- 0.4%
   6,300     Cardinal Health, Inc.                          $   241,353
-----------------------------------------------------------------------
             Health Care Equipment -- 1.0%
   6,700     Baxter International, Inc.                     $   339,154
   6,700     Covidien, Ltd.                                     305,922
                                                            -----------
                                                            $   645,076
-----------------------------------------------------------------------
             Health Care Facilities -- 0.2%
   3,200     Universal Health Services, Inc. (Class B)*     $   138,944
-----------------------------------------------------------------------
             Health Care Services -- 0.7%
   2,500     DaVita, Inc.*                                  $   173,725
   5,100     Medco Health Solutions, Inc.*                      312,477
                                                            -----------
                                                            $   486,202
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Research Fund | Annual Report | 12/31/2010

 Shares                                                       Value
            Managed Health Care -- 0.9%
   7,700    Aetna, Inc.                                       $   234,927
  11,100    United Healthcare Group, Inc.                         400,821
                                                              -----------
                                                              $   635,748
                                                              -----------
            Total Health Care Equipment & Services            $ 2,147,323
-------------------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 7.8%
            Biotechnology -- 2.0%
   5,300    Alexion Pharmaceuticals, Inc.*                    $   426,915
   8,700    Amgen, Inc.*                                          477,630
   9,740    Cubist Pharmaceuticals, Inc.*                         208,436
  14,800    Incyte Genomics, Inc.*(b)                             245,088
                                                              -----------
                                                              $ 1,358,069
-------------------------------------------------------------------------
            Life Sciences Tools & Services -- 0.4%
   4,500    Thermo Fisher Scientific, Inc.*                   $   249,120
-------------------------------------------------------------------------
            Pharmaceuticals -- 5.4%
  20,300    Bristol-Myers Squibb Co.                          $   537,544
   3,500    Hospira, Inc.*                                        194,915
  23,300    Merck & Co., Inc.                                     839,732
  24,200    Mylan, Inc.*                                          511,346
  74,300    Pfizer, Inc.                                        1,300,993
   3,509    Teva Pharmaceutical Industries, Ltd. (A.D.R.)         182,924
                                                              -----------
                                                              $ 3,567,454
                                                              -----------
            Total Pharmaceuticals & Biotechnology             $ 5,174,643
-------------------------------------------------------------------------
            BANKS -- 4.3%
            Diversified Banks -- 2.4%
   8,500    Comerica, Inc.                                    $   359,040
  39,200    Wells Fargo & Co.                                   1,214,808
                                                              -----------
                                                              $ 1,573,848
-------------------------------------------------------------------------
            Regional Banks -- 1.9%
  47,100    KeyCorp                                           $   416,835
  14,586    PNC Bank Corp.                                        885,662
                                                              -----------
                                                              $ 1,302,497
                                                              -----------
            Total Banks                                       $ 2,876,345
-------------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 6.9%
            Asset Management & Custody Banks -- 1.2%
   4,274    Franklin Resources, Inc.                          $   475,312
   7,300    State Street Corp.                                    338,282
                                                              -----------
                                                              $   813,594
-------------------------------------------------------------------------
            Diversified Financial Services -- 3.2%
  51,300    JPMorgan Chase & Co.                              $ 2,176,146
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Research Fund | Annual Report | 12/31/2010     19

 Shares                                                Value
            Investment Banking & Brokerage -- 2.1%
   6,499    Lazard, Ltd.                               $   256,646
  33,400    Morgan Stanley Co.                             908,814
  11,100    TD Ameritrade Holding Corp.                    210,789
                                                       -----------
                                                       $ 1,376,249
------------------------------------------------------------------
            Specialized Finance -- 0.4%
     779    CME Group, Inc.                            $   250,643
                                                       -----------
            Total Diversified Financials               $ 4,616,632
------------------------------------------------------------------
            INSURANCE -- 4.2%
            Life & Health Insurance -- 2.3%
   6,000    Aflac, Inc.                                $   338,580
  11,800    Prudential Financial, Inc.                     692,778
  21,100    Unum Group                                     511,042
                                                       -----------
                                                       $ 1,542,400
------------------------------------------------------------------
            Property & Casualty Insurance -- 1.9%
  12,600    ACE, Ltd.                                  $   784,350
  16,100    Allstate Corp.                                 513,268
                                                       -----------
                                                       $ 1,297,618
                                                       -----------
            Total Insurance                            $ 2,840,018
------------------------------------------------------------------
            SOFTWARE & SERVICES -- 9.1%
            Application Software -- 1.6%
   5,729    Citrix Systems, Inc.*                      $   391,921
  33,600    Compuware Corp.*                               392,112
  15,000    Nuance Communications, Inc.*                   272,700
                                                       -----------
                                                       $ 1,056,733
------------------------------------------------------------------
            Internet Software & Services -- 2.5%
   2,200    Google, Inc.*                              $ 1,306,734
  23,413    Yahoo!, Inc.*                                  389,358
                                                       -----------
                                                       $ 1,696,092
------------------------------------------------------------------
            Systems Software -- 5.0%
  55,244    Microsoft Corp.                            $ 1,542,412
  43,713    Oracle Corp.                                 1,368,217
   7,317    Rovi Corp.*(b)                                 453,727
                                                       -----------
                                                       $ 3,364,356
                                                       -----------
            Total Software & Services                  $ 6,117,181
------------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 7.1%
            Communications Equipment -- 1.3%
  16,800    Qualcomm, Inc.                             $   831,432
------------------------------------------------------------------
            Computer Hardware -- 3.9%
   6,800    Apple, Inc.*                               $ 2,193,405
  30,200    Dell, Inc.*                                    409,210
                                                       -----------
                                                       $ 2,602,615
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer Research Fund | Annual Report | 12/31/2010

 Shares                                                       Value
             Electronic Equipment & Instruments -- 0.6%
  14,100     Flir Systems, Inc.*                              $   419,475
-------------------------------------------------------------------------
             Office Electronics -- 0.6%
  34,900     Xerox Corp.                                      $   402,048
-------------------------------------------------------------------------
             Technology Distributors -- 0.7%
   8,300     Arrow Electronics, Inc.*                         $   284,275
  10,422     Ingram Micro, Inc.*                                  198,956
                                                              -----------
                                                              $   483,231
                                                              -----------
             Total Technology Hardware & Equipment            $ 4,738,801
-------------------------------------------------------------------------
             SEMICONDUCTORS -- 2.6%
             Semiconductor Equipment -- 0.9%
  20,000     Applied Materials, Inc.                          $   281,000
   9,100     ASM Lithography Holdings NV (A.D.R.)                 349,122
                                                              -----------
                                                              $   630,122
-------------------------------------------------------------------------
             Semiconductors -- 1.7%
  12,900     Atmel Corp.*                                     $   158,928
  39,300     Intel Corp.                                          826,479
  13,000     ON Semiconductor Corp.*                              128,440
                                                              -----------
                                                              $ 1,113,847
                                                              -----------
             Total Semiconductors                             $ 1,743,969
-------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 3.1%
             Integrated Telecommunication Services -- 3.1%
  15,900     CenturyLink, Inc. (b)                            $   734,103
  21,152     Verizon Communications, Inc.                         756,819
  40,910     Windstream Corp.                                     570,285
                                                              -----------
                                                              $ 2,061,207
                                                              -----------
             Total Telecommunication Services                 $ 2,061,207
-------------------------------------------------------------------------
             UTILITIES -- 3.2%
             Electric Utilities -- 1.3%
  33,100     PPL Corp.                                        $   871,192
-------------------------------------------------------------------------
             Multi-Utilities -- 1.9%
  32,000     Ameren Corp.                                     $   902,080
  11,300     Public Service Enterprise Group, Inc.                359,453
                                                              -----------
                                                              $ 1,261,533
                                                              -----------
             Total Utilities                                  $ 2,132,725
-------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $51,841,999)                               $66,043,128
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Research Fund | Annual Report | 12/31/2010     21

Principal
Amount ($)                                                               Value
               TEMPORARY CASH INVESTMENTS -- 2.7%
               SECURITIES LENDING COLLATERAL -- 2.7% (c)
               Certificates of Deposit:
    50,159     Bank of Nova Scotia, 0.37%, 9/29/11                       $    50,159
    35,112     BBVA Group NY, 0.61%, 7/26/11                                  35,112
    36,592     BNP Paribas Bank NY, 0.1%, 1/3/11                              36,592
    25,080     BNP Paribas Bank NY, 0.29%, 2/8/11                             25,080
    25,080     BNP Paribas Bank NY, 0.3%, 1/20/11                             25,080
    50,159     Canadian Imperial Bank of Commerce NY, 0.29%, 4/27/11          50,159
    50,159     DnB NOR Bank ASA NY, 0.25%, 3/7/11                             50,159
    25,078     National Australia Bank NY, 0.31%, 10/19/11                    25,078
    50,159     RoboBank Netherland NV NY, 0.31%, 8/8/11                       50,159
    50,159     Royal Bank of Canada NY, 0.44%, 12/2/11                        50,159
    25,080     SocGen NY, 0.30%, 2/10/11                                      25,080
    50,159     Westpac Banking Corp. NY, 0.44%, 12/6/11                       50,159
                                                                         -----------
                                                                         $   472,976
------------------------------------------------------------------------------------
               Commercial Paper:
    30,096     American Honda Finance, 0.30%, 5/4/11                     $    30,096
    20,137     American Honda Finance, 1.05%, 6/20/11                         20,137
    18,426     Australia & New Zealand Banking Group, 0.89%, 8/4/11           18,426
    51,098     Caterpillar Financial Services Corp., 1.05%, 6/24/11           51,098
    55,175     CBA, 0.32%, 1/3/11                                             55,175
    15,044     CHARFD, 0.26%, 2/8/11                                          15,044
    25,074     FAIRPP, 0.27%, 2/2/11                                          25,074
    25,751     FAIRPP, 0.27%, 3/7/11                                          25,751
    50,164     Federal Home Loan Bank, 0.37%, 6/1/11                          50,164
    25,079     GE Corp., 0.34%, 1/26/11                                       25,079
    25,088     General Electric Capital Corp., 0.38%, 4/28/11                 25,088
     5,014     General Electric Capital Corp., 0.38%, 6/6/11                   5,014
    50,134     OLDLLC, 0.27%, 3/11/11                                         50,134
    50,139     SEB, 0.39%, 2/7/11                                             50,139
    60,191     SOCNAM, 0.1%, 1/3/11                                           60,191
    25,077     SOCNAM, 0.29%, 1/14/11                                         25,077
    30,077     STDFIN, 0.6%, 2/8/11                                           30,077
    50,148     STRAIT, 0.25%, 2/2/11                                          50,148
    25,078     TBLLC, 0.27%, 1/10/11                                          25,078
    25,074     TBLLC, 0.27%, 2/2/11                                           25,074
    50,159     Toyota Motor Credit Corp., 0.44%, 9/8/11                       50,159
    20,057     VARFUN, 0.26%, 2/14/11                                         20,057
    30,572     VARFUN, 0.27%, 1/20/11                                         30,572
    30,096     Wachovia, 0.40%, 3/22/11                                       30,096
    20,077     Wachovia, 0.42%, 10/15/11                                      20,077
                                                                         -----------
                                                                         $   813,025
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22     Pioneer Research Fund | Annual Report | 12/31/2010

Principal
Amount ($)                                                          Value
                  Tri-party Repurchase Agreements:
      73,233      Deutsche Bank Securities, Inc., 0.22%, 1/3/11     $    73,233
     100,319      HSBC Bank USA NA, 0.21%, 1/3/11                       100,319
     145,462      RBS Securities, Inc., 0.25%, 1/3/11                   145,462
                                                                    -----------
                                                                    $   319,014
-------------------------------------------------------------------------------
 Shares
                  Money Market Mutual Funds:
      80,255      Dreyfus Preferred Money Market Fund               $    80,255
      80,255      Fidelity Prime Money Market Fund                       80,255
                                                                    -----------
                                                                    $   160,510
                                                                    -----------
                  Total Securities Lending Collateral               $ 1,765,525
-------------------------------------------------------------------------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $1,765,525)                                 $ 1,765,525
-------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 101.6%
                  (Cost $53,607,524) (a)                            $67,808,653
-------------------------------------------------------------------------------
                  OTHER ASSETS AND LIABILITIES -- (1.6)%            $(1,044,460)
-------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                        $66,764,193
===============================================================================

*        Non-income producing security.

(A.D.R.) American Depositary Receipt

(a) At December 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $54,875,772 was as follows:

          Aggregate gross unrealized gain for all investments
            in which there is an excess of value over tax cost      $13,462,204
          Aggregate gross unrealized loss for all investments
            in which there is an excess of tax cost over value         (529,323)
                                                                    -----------
          Net unrealized gain                                       $12,932,881
                                                                    ===========

(b)      At December 31, 2010, the following securities were out on loan:

         Shares    Description                                       Value
          1,700    C. H. Robinson Worldwide, Inc.                    $  136,323
         12,100    CenturyLink, Inc.                                    558,657
         14,600    Incyte Genomics, Inc.*                               241,776
          9,000    Marriott International, Inc.                         373,860
          6,600    Rovi Corp.                                           409,266
-------------------------------------------------------------------------------
                   Total                                             $1,719,882
===============================================================================

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2010 aggregated $35,208,887 and $41,876,585, respectively.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Research Fund | Annual Report | 12/31/2010     23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund's assets:

                                 Level 1          Level 2        Level 3      Total
Common Stocks                  $66,043,128      $       --         $--      $66,043,128
Temporary Cash Investments              --       1,605,015          --        1,605,015
Money Market Mutual Funds          160,510              --          --          160,510
---------------------------------------------------------------------------------------
 Total                         $66,203,638      $1,605,015         $--      $67,808,653
=======================================================================================

The accompanying notes are an integral part of these financial statements.

24     Pioneer Research Fund | Annual Report | 12/31/2010

Statement of Assets and Liabilities | 12/31/10

ASSETS:
  Investment in securities (including securities loaned of $1,719,882)
   (cost $53,607,524)                                                     $67,808,653
  Cash                                                                        711,086
  Receivables --
   Fund shares sold                                                            47,445
   Dividends                                                                   86,646
   Due from Pioneer Investment Management, Inc.                                 4,904
  Other                                                                        20,410
-------------------------------------------------------------------------------------
     Total assets                                                         $68,679,144
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $    79,506
   Fund shares repurchased                                                     10,536
   Upon return of securities loaned                                         1,765,525
  Due to affiliates                                                             8,721
  Accrued expenses                                                             50,663
-------------------------------------------------------------------------------------
     Total liabilities                                                    $ 1,914,951
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $91,101,471
  Undistributed net investment income                                           4,328
  Accumulated net realized loss on investments and foreign currency
   transactions                                                           (38,542,735)
  Net unrealized gain on investments                                       14,201,129
-------------------------------------------------------------------------------------
     Total net assets                                                     $66,764,193
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $13,889,650/1,471,545 shares)                         $      9.44
  Class B (based on $3,434,421/384,514 shares)                            $      8.93
  Class C (based on $1,629,800/181,317 shares)                            $      8.99
  Class Y (based on $47,810,322/5,021,744 shares)                         $      9.52
MAXIMUM OFFERING PRICE:
  Class A ($9.44 [divided by] 94.25%)                                     $     10.02
=====================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Research Fund | Annual Report | 12/31/2010     25

Statement of Operations

For the Year Ended 12/31/10

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $614)                       $1,130,981
  Interest                                                                     5,227
  Income from securities loaned, net                                           1,924
-----------------------------------------------------------------------------------------------------
     Total investment income                                                               $1,138,132
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $  408,397
  Transfer agent fees
   Class A                                                                    30,760
   Class B                                                                    16,652
   Class C                                                                     4,606
   Class Y                                                                     1,077
  Distribution fees
   Class A                                                                    33,074
   Class B                                                                    36,993
   Class C                                                                    14,387
  Shareholder communications expense                                          16,196
  Administrative reimbursements                                               19,567
  Custodian fees                                                              15,635
  Registration fees                                                           65,583
  Professional fees                                                           52,668
  Printing expense                                                            22,513
  Fees and expenses of nonaffiliated trustees                                  7,231
  Miscellaneous                                                                8,129
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                        $  753,468
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                                    (51,875)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                          $  701,593
-----------------------------------------------------------------------------------------------------
       Net investment income                                                               $  436,539
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
   Investments                                                            $6,482,247
   Class actions                                                              57,695
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         2,262       $6,542,204
-----------------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                             $2,212,365
-----------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                $8,754,569
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $9,191,108
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

26     Pioneer Research Fund | Annual Report | 12/31/2010

Statement of Changes in Net Assets

For the Years Ended 12/31/10 and 12/31/09, respectively

                                                                     Year Ended         Year Ended
                                                                     12/31/10           12/31/09
FROM OPERATIONS:
Net investment income                                                $   436,539        $    711,761
Net realized gain (loss) on investments, class action and foreign
  currency transactions                                                6,542,204         (19,337,916)
Change in net unrealized gain on investments and foreign
  currency transactions                                                2,212,365          32,907,715
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $ 9,191,108        $ 14,281,560
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.05 and $0.09 per share, respectively)                 $   (71,140)       $   (151,345)
   Class B ($0.00 and $0.01 per share, respectively)                          --              (3,754)
   Class C ($0.00 and $0.03 per share, respectively)                          --              (5,358)
   Class Y ($0.08 and $0.11 per share, respectively)                    (377,644)           (581,739)
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $  (448,784)       $   (742,196)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $ 3,998,574        $  5,625,259
Reinvestment of distributions                                             65,785             141,796
Cost of shares repurchased                                           (10,528,619)        (46,015,456)
-----------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                              $(6,464,260)       $(40,248,401)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                             $ 2,278,064        $(26,709,037)
NET ASSETS:
Beginning of year                                                     64,486,129          91,195,166
-----------------------------------------------------------------------------------------------------
End of year                                                          $66,764,193        $ 64,486,129
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                                  $     4,328        $     14,742
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Research Fund | Annual Report | 12/31/2010     27

                                     '10 Shares   '10 Amount           '09 Shares       '09 Amount
Class A
Shares sold                           258,324     $ 2,197,792             544,363       $  3,771,653
Reinvestment of distributions           6,924          64,665              16,157            130,817
Less shares repurchased              (482,650)     (3,980,029)           (443,574)        (3,015,630)
----------------------------------------------------------------------------------------------------
   Net increase (decrease)           (217,402)    $(1,717,572)            116,946       $    886,840
====================================================================================================
Class B
Shares sold                            23,467     $   195,010              62,602       $    362,844
Reinvestment of distributions              --              --                 472              3,540
Less shares repurchased              (209,949)     (1,670,544)           (460,180)        (2,979,192)
----------------------------------------------------------------------------------------------------
   Net decrease                      (186,482)    $(1,475,534)           (397,106)      $ (2,612,808)
====================================================================================================
Class C
Shares sold                            58,905     $   473,653              45,602       $    321,631
Reinvestment of distributions              --              --                 481              3,701
Less shares repurchased               (58,823)       (463,357)            (64,485)          (405,076)
----------------------------------------------------------------------------------------------------
   Net increase (decrease)                 82     $    10,296             (18,402)      $    (79,744)
====================================================================================================
Class Y
Shares sold                           134,166     $ 1,132,119             159,986       $  1,169,131
Reinvestment of distributions             119           1,120                 458              3,738
Less shares repurchased              (516,642)     (4,414,689)         (6,168,203)       (39,615,558)
----------------------------------------------------------------------------------------------------
   Net decrease                      (382,357)    $(3,281,450)         (6,007,759)      $(38,442,689)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

28     Pioneer Research Fund | Annual Report | 12/31/2010

Financial Highlights

                                                                      Year Ended     Year Ended
                                                                      12/31/10       12/31/09
Class A
Net asset value, beginning of period                                   $  8.21       $  6.43
-----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.05       $  0.06
 Net realized and unrealized gain (loss) on investments                   1.23          1.81
-----------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $  1.28       $  1.87
Distributions to shareowners:
 Net investment income                                                   (0.05)        (0.09)
 Net realized gain                                                          --            --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  1.23       $  1.78
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.44       $  8.21
===============================================================================================
Total return*                                                            15.58%        29.11%
Ratio of net expenses to average net assets+                              1.25%         1.25%
Ratio of net investment income to average net assets+                     0.56%         0.90%
Portfolio turnover rate                                                     57%           90%
Net assets, end of period (in thousands)                               $13,890       $13,866
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             1.53%         1.62%
 Net investment income                                                    0.28%         0.53%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                             1.25%         1.25%
 Net investment income                                                    0.56%         0.90%
===============================================================================================


                                                                       Year Ended    Year Ended   Year Ended
                                                                       12/31/08      12/31/07     12/31/06
Class A
Net asset value, beginning of period                                   $ 10.09       $ 11.23      $  9.80
------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.09       $  0.06      $  0.04
 Net realized and unrealized gain (loss) on investments                  (3.65)         0.75         1.44
------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $ (3.56)      $  0.81      $  1.48
Distributions to shareowners:
 Net investment income                                                   (0.10)        (0.05)       (0.05)
 Net realized gain                                                          --         (1.90)          --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (3.66)      $ (1.14)     $  1.43
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  6.43       $ 10.09      $ 11.23
============================================================================================================
Total return*                                                           (35.22)%        6.98%       15.11%
Ratio of net expenses to average net assets+                              1.26%         1.21%        1.26%
Ratio of net investment income to average net assets+                     0.96%         0.56%        0.79%
Portfolio turnover rate                                                     87%           82%         184%
Net assets, end of period (in thousands)                               $10,110       $18,022      $19,168
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             1.36%         1.21%        1.43%
 Net investment income                                                    0.85%         0.56%        0.62%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                             1.25%         1.20%        1.25%
 Net investment income                                                    0.96%         0.56%        0.80%
============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Research Fund | Annual Report | 12/31/2010    29

                                                                        Year Ended  Year Ended
                                                                        12/31/10    12/31/09
Class B
Net asset value, beginning of period                                    $ 7.80      $ 6.10
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                           $(0.03)     $ 0.00(a)
 Net realized and unrealized gain (loss) on investments                   1.16        1.71
----------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $ 1.13      $ 1.71
Distributions to shareowners:
 Net investment income                                                      --       (0.01)
 Net realized gain                                                          --          --
----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $ 1.13      $ 1.70
----------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 8.93      $ 7.80
==============================================================================================
Total return*                                                            14.49%      27.98%
Ratio of net expenses to average net assets+                              2.15%       2.15%
Ratio of net investment income (loss) to average net assets+             (0.36)%      0.03%
Portfolio turnover rate                                                     57%         90%
Net assets, end of period (in thousands)                                $3,434      $4,453
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             2.47%       2.54%
 Net investment loss                                                     (0.68)%     (0.36)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                             2.15%       2.15%
 Net investment income (loss)                                            (0.36)%      0.03%
==============================================================================================

                                                                       Year Ended     Year Ended    Year Ended
                                                                       12/31/08       12/31/07      12/31/06
Class B
Net asset value, beginning of period                                   $  9.52        $ 10.73       $  9.42
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                          $  0.00(a)     $ (0.03)      $ (0.01)
 Net realized and unrealized gain (loss) on investments                  (3.41)          0.72          1.33
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $ (3.41)       $  0.69       $  1.32
Distributions to shareowners:
 Net investment income                                                   (0.01)            --         (0.01)
 Net realized gain                                                          --          (1.90)           --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (3.42)       $ (1.21)      $  1.31
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  6.10        $  9.52       $ 10.73
==============================================================================================================
Total return*                                                           (35.83)%         6.14%        14.04%
Ratio of net expenses to average net assets+                              2.16%          2.07%         2.15%
Ratio of net investment income (loss) to average net assets+              0.02%         (0.30)%       (0.11)%
Portfolio turnover rate                                                     87%            82%          184%
Net assets, end of period (in thousands)                               $ 5,908        $13,655       $16,779
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             2.22%          2.07%         2.18%
 Net investment loss                                                     (0.04)%        (0.30)%       (0.14)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                             2.15%          2.07%         2.15%
 Net investment income (loss)                                             0.03%         (0.30)%       (0.11)%
==============================================================================================================


(a) Amounts round to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Research Fund | Annual Report | 12/31/2010

                                                                         Year Ended     Year Ended
                                                                         12/31/10       12/31/09
Class C
Net asset value, beginning of period                                     $  7.85        $   6.16
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                            $ (0.03)       $   0.00(a)
 Net realized and unrealized gain (loss) on investments                     1.17            1.72
---------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $  1.14        $   1.72
Distributions to shareowners:
 Net investment income                                                        --           (0.03)
 Net realized gain                                                            --              --
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  1.14        $   1.69
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  8.99        $   7.85
===================================================================================================
Total return*                                                              14.52%          27.93%
Ratio of net expenses to average net assets+                                2.15%           2.15%
Ratio of net investment income (loss) to average net assets+               (0.33)%          0.01%
Portfolio turnover rate                                                       57%             90%
Net assets, end of period (in thousands)                                 $ 1,630        $  1,422
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               2.38%           2.50%
 Net investment income (loss)                                              (0.56)%         (0.34)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               2.15%           2.15%
 Net investment income (loss)                                              (0.33)%          0.01%
===================================================================================================

                                                                       Year Ended      Year Ended    Year Ended
                                                                       12/31/08        12/31/07      12/31/06
Class C
Net asset value, beginning of period                                   $    9.60       $ 10.80       $  9.47
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                          $    0.02       $ (0.02)      $ (0.03)
 Net realized and unrealized gain (loss) on investments                    (3.45)         0.72          1.36
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $   (3.43)      $  0.70       $  1.33
Distributions to shareowners:
 Net investment income                                                     (0.01)           --            --
 Net realized gain                                                            --         (1.90)           --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   (3.44)      $ (1.20)      $  1.33
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $    6.16       $  9.60       $ 10.80
===============================================================================================================
Total return*                                                             (35.72)%        6.20%        14.04%
Ratio of net expenses to average net assets+                                2.05%         1.95%         2.16%
Ratio of net investment income (loss) to average net assets+                0.14%        (0.18)%       (0.28)%
Portfolio turnover rate                                                       87%           82%          184%
Net assets, end of period (in thousands)                               $   1,230       $ 2,945       $ 2,716
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               2.05%         1.95%         2.23%
 Net investment income (loss)                                               0.14%        (0.18)%       (0.35)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               2.05%         1.94%         2.15%
 Net investment income (loss)                                               0.14%        (0.17)%       (0.27)%
===============================================================================================================

(a)   Amounts round to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Research Fund | Annual Report | 12/31/2010    31

                                                                       Year Ended    Year Ended
                                                                       12/31/10      12/31/09
Class Y
Net asset value, beginning of period                                   $  8.28       $  6.48
-----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.08       $  0.12
 Net realized and unrealized gain (loss) on investments                   1.24          1.79
-----------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $  1.32       $  1.91
Distributions to shareowners:
 Net investment income                                                   (0.08)        (0.11)
 Net realized gain                                                          --            --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  1.24       $  1.80
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.52       $  8.28
===============================================================================================
Total return*                                                            15.89%        29.46%
Ratio of net expenses to average net assets+                              0.96%         0.97%
Ratio of net investment income to average net assets+                     0.86%         1.22%
Portfolio turnover rate                                                     57%           90%
Net assets, end of period (in thousands)                               $47,810       $44,744
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             0.96%         0.97%
 Net investment income                                                    0.86%         1.22%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                             0.96%         0.97%
 Net investment income                                                    0.86%         1.22%
===============================================================================================

                                                                       Year Ended       Year Ended     Year Ended
                                                                       12/31/08         12/31/07       12/31/06
Class Y
Net asset value, beginning of period                                   $   10.19        $  11.31       $   9.87
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                 $    0.14        $   0.10       $   0.08
 Net realized and unrealized gain (loss) on investments                    (3.71)           0.78           1.43
-----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $   (3.57)       $   0.88       $   1.51
Distributions to shareowners:
 Net investment income                                                     (0.14)          (0.10)         (0.07)
 Net realized gain                                                            --           (1.90)            --
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   (3.71)       $  (1.12)      $   1.44
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $    6.48        $  10.19       $  11.31
=================================================================================================================
Total return*                                                             (34.96)%          7.56%         15.29%
Ratio of net expenses to average net assets+                                0.82%           0.74%          0.94%
Ratio of net investment income to average net assets+                       1.36%           1.03%          1.06%
Portfolio turnover rate                                                       87%             82%           184%
Net assets, end of period (in thousands)                               $  73,947        $153,377       $140,283
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               0.82%           0.74%          0.94%
 Net investment income                                                      1.36%           1.03%          1.06%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               0.82%           0.74%          0.94%
 Net investment income                                                      1.36%           1.03%          1.06%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32    Pioneer Research Fund | Annual Report | 12/31/2010

Notes to Financial Statements | 12/31/10

1. Organization and Significant Accounting Policies

Pioneer Research Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets


                       Pioneer Research Fund | Annual Report | 12/31/2010     33
and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
  (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

  Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

  The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

  At December 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed-income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

  Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.


34     Pioneer Research Fund | Annual Report | 12/31/2010

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

  The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Fund had no outstanding portfolio or settlement hedges as of December 31, 2010.

D. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

  The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.


                       Pioneer Research Fund | Annual Report | 12/31/2010     35

  At December 31, 2010, the Fund reclassified $1,831 to increase undistributed net investment income and $1,831 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  At December 31, 2010, the Fund had a net capital loss carryforward of $37,274,422 of which the following amounts will expire in 2016 and 2017 if not utilized: $11,003,413 in 2016 and $26,271,009 in 2017.

  The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:



                                                     2010         2009
  Distributions paid from:
  Ordinary income                                $448,784     $742,196
  Long-term capital gain                               --           --
----------------------------------------------------------------------
    Total                                        $448,784     $742,196
======================================================================

  The following shows components of distributable earnings on a federal income tax basis at December 31, 2010:

                                                                  2010
  Distributable earnings:
  Undistributed ordinary income                           $      4,263
  Capital loss carryforward                                (37,274,422)
  Unrealized appreciation                                   12,932,881
-----------------------------------------------------------------------
    Total                                                 $(24,337,278)
=======================================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on partnerships.

E. Fund Shares

  The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $3,428 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2010.

F. Class Allocations

  Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the fiscal year, the Fund recognized gains of $57,695 in the


36     Pioneer Research Fund | Annual Report | 12/31/2010
  settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

  Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Securities Lending

  The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only


                       Pioneer Research Fund | Annual Report | 12/31/2010     37
  account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the year ended December 31, 2010, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. Expenses waived during the year ended December 31, 2010 are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2012 for Class A, Class B and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,484 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2010, such out-of-pocket expenses by class of shares were as follows:

 Shareholder Communications:
 Class A                                                                 $11,925
 Class B                                                                   2,426
 Class C                                                                   1,554
 Class Y                                                                     291
--------------------------------------------------------------------------------
   Total                                                                 $16,196
================================================================================

38     Pioneer Research Fund | Annual Report | 12/31/2010

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,004 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $233 in distribution fees payable to PFD at December 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2010, CDSCs in the amount of $2,566 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2010, the Fund's expenses were not reduced under such arrangements.


                       Pioneer Research Fund | Annual Report | 12/31/2010     39

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was as follows:

Derivatives Not
Accounted for
as Hedging
Instruments Under
Accounting
Standards             Location of Gain
Codification          or (Loss) On                                                       Realized Gain
(ASC) 815             Derivatives                                                        on Derivatives
(formerly FASB        Recognized                                                         Recognized
Statement 133)        in Income                                                          in Income
--------------------------------------------------------------------------------------------------------
 Foreign Exchange     Net realized gain on forward foreign currency contracts and              $461
 Contracts            other assets and liabilities denominated in foreign currencies

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


40     Pioneer Research Fund | Annual Report | 12/31/2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Research Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Research Fund (the "Fund"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Research Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                  Ernst & Young LLP

Boston, Massachusetts
February 25, 2011

                       Pioneer Research Fund | Annual Report | 12/31/2010     41

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Research Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


42     Pioneer Research Fund | Annual Report | 12/31/2010
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one and ten year periods ended June 30, 2010, and in the second quintile of its Morningstar category for the three and five year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in the second quintile relative to its Strategic Insight peer group for the comparable period.


                       Pioneer Research Fund | Annual Report | 12/31/2010     43

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


44     Pioneer Research Fund | Annual Report | 12/31/2010

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.




                       Pioneer Research Fund | Annual Report | 12/31/2010     45

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


46     Pioneer Research Fund | Annual Report | 12/31/2010

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 1999.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

Interested Trustees

                                                                                                Other Directorships
Name and Age                Principal Occupation                                                Held by this Trustee
John F. Cogan, Jr. (84)*    Non-Executive Chairman and a director of Pioneer Investment         None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President and a direc-
                            tor of Pioneer Alternative Investment Management (Bermuda)
                            Limited and affiliated funds; Deputy Chairman and a director of
                            Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund (Rus-
                            sia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of Fidu-
                            ciary Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Director, CEO and President of PIM-USA (since February 2007);       None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice Presi-
                            dent of all of the Pioneer Funds (since March 2007); Director of
                            PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); and Head of New Markets Division, PGAM
                            (2005 - 2007)
---------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                        Pioneer Research Fund | Annual Report | 12/31/2010    47

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (67)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)    Trustee          Trustee since 1999.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------------------------

Independent Trustees

                                                                                            Other Directorships
Name and Age         Principal Occupation                                                   Held by this Trustee
David R. Bock (67)   Managing Partner, Federal City Capital Advisors (corporate advi-       Director of Enterprise Com-
                     sory services company) (1997 - 2004 and 2008 - present);               munity Investment, Inc. (pri-
                     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately     vately held affordable hous-
                     held research and consulting company) (2010); Executive Vice           ing finance company) (1985
                     President and Chief Financial Officer, I-trax, Inc. (publicly traded   - 2010); Director of Oxford
                     health care services company) (2004 - 2007); and Executive             Analytica, Inc. (2008 -
                     Vice President and Chief Financial Officer, Pedestal Inc. (internet-   present); Director of The
                     based mortgage trading company) (2000 - 2002)                          Swiss Helvetia Fund, Inc.
                                                                                            (closed-end fund) (2010 -
                                                                                            present); and Director of
                                                                                            New York Mortgage Trust
                                                                                            (publicly traded mortgage
                                                                                            REIT) (2004 - 2009)
---------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)    Chairman, Bush International, LLC (international financial advi-       Director of Marriott Interna-
                     sory firm) (1991 - present); Senior Managing Director, Brock           tional, Inc. (2008 -
                     Capital Group, LLC (strategic business advisors) (2010 -               present); Director of Dis-
                     present); Managing Director, Federal Housing Finance Board             cover Financial Services
                     (oversight of Federal Home Loan Bank system) (1989 - 1991);            (credit card issuer and elec-
                     Vice President and Head of International Finance, Federal              tronic payment services)
                     National Mortgage Association (1988 - 1989); U.S. Alternate            (2007 - present); Former
                     Executive Director, International Monetary Fund (1984 - 1988);         Director of Briggs & Stratton
                     Executive Assistant to Deputy Secretary of the U.S. Treasury, U.S.     Co. (engine manufacturer)
                     Treasury Department (1982 - 1984); and Vice President and              (2004 - 2009); Former
                     Team Leader in Corporate Banking, Bankers Trust Co. (1976 - 1982)      Director of UAL Corporation
                                                                                            (airline holding company)
                                                                                            (2006 - 2010); Director of
                                                                                            ManTech International Cor-
                                                                                            poration (national security,
---------------------------------------------------------------------------------------------------------------------------

48    Pioneer Research Fund | Annual Report | 12/31/2010

                                Position Held   Length of Service
Name and Age                    with the Fund   and Term of Office
Mary K. Bush (62) (continued)
--------------------------------------------------------------------------------
Benjamin M. Friedman (66)       Trustee         Trustee since 2008.
                                                Serves until a successor
                                                trustee is elected or
                                                earlier retirement or
                                                removal.
--------------------------------------------------------------------------------


                                                                                               Other Directorships
Name and Age                    Principal Occupation                                           Held by this Trustee
Mary K. Bush (62) (continued)                                                                  defense, and intelligence
                                                                                               technology firm) (2006 -
                                                                                               present); Member, Board of
                                                                                               Governors, Investment Com-
                                                                                               pany Institute (2007 -
                                                                                               present); Member, Board of
                                                                                               Governors, Independent
                                                                                               Directors Council (2007 -
                                                                                               present); Former Director of
                                                                                               Brady Corporation (2000 -
                                                                                               2007); Former Director of
                                                                                               Mortgage Guaranty Insur-
                                                                                               ance Corporation (1991 -
                                                                                               2006); Former Director of
                                                                                               Millennium Chemicals, Inc.
                                                                                               (commodity chemicals)
                                                                                               (2002 - 2005); Former
                                                                                               Director, R.J. Reynolds
                                                                                               Tobacco Holdings, Inc.
                                                                                               (tobacco) (1999 - 2005);
                                                                                               and Former Director of
                                                                                               Texaco, Inc. (1997 - 2001)
----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66)       William Joseph Maier Professor of Political Economy, Harvard   Trustee, Mellon Institutional
                                University (1972 - present)                                    Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversaw
                                                                                               17 portfolios in fund com-
                                                                                               plex) (1989 - 2008)
----------------------------------------------------------------------------------------------------------------------------

                        Pioneer Research Fund | Annual Report | 12/31/2010    49

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Margaret B.W. Graham (63)   Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Thomas J. Perna (60)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Stephen K. West (82)        Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------

                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
Margaret B.W. Graham (63)   Founding Director, Vice President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organiza-
                            tional Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)        Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-   Director, Broadridge Finan-
                            ogy products for securities lending industry) (2008 - present);    cial Solutions, Inc. (investor
                            private investor (2004 - 2008); and Senior Executive Vice Presi-   communications and securi-
                            dent, The Bank of New York (financial and securities services)     ties processing provider for
                            (1986 - 2004)                                                      financial services industry)
                                                                                               (2009 - present); and
                                                                                               Director, Quadriserv, Inc.
                                                                                               (2005 - present)
----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm) (1981 - present)                    High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company) (2004 - present);
                                                                                               and member, Board of Gov-
                                                                                               ernors, Investment Company
                                                                                               Institute (2000 - 2006)
----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)        Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -         Director, The Swiss Helvetia
                            present); and Partner, Sullivan & Cromwell LLP (prior to 1998)     Fund, Inc. (closed-end
                                                                                               investment company); and
                                                                                               Director, AMVESCAP, PLC
                                                                                               (investment manager)
                                                                                               (1997 - 2005)
----------------------------------------------------------------------------------------------------------------------------

50    Pioneer Research Fund | Annual Report | 12/31/2010

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Christopher J. Kelley (46)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------

Fund Officers

                                                                                                 Other Directorships
Name and Age                 Principal Occupation                                                Held by this Officer
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager - Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
----------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                             since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds
                             from March 2004 to February 2008; and Treasurer and Senior
                             Vice President, CDC IXIS Asset Management Services, from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------

                        Pioneer Research Fund | Annual Report | 12/31/2010    51

                        Position Held              Length of Service
Name and Age            with the Fund              and Term of Office
David F. Johnson (31)   Assistant Treasurer        Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance Officer   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------

                                                                                           Other Directorships
Name and Age            Principal Occupation                                               Held by this Officer
David F. Johnson (31)   Fund Administration Manager - Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager - Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds   None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
------------------------------------------------------------------------------------------------------------------


52    Pioneer Research Fund | Annual Report | 12/31/2010

                           This page for your notes.




                        Pioneer Research Fund | Annual Report | 12/31/2010    53

                           This page for your notes.




54    Pioneer Research Fund | Annual Report | 12/31/2010

                           This page for your notes.




                        Pioneer Research Fund | Annual Report | 12/31/2010    55

                           This page for your notes.




56    Pioneer Research Fund | Annual Report | 12/31/2010

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the routine and non routine filings of its Form N-1A, totaled approximately $31,786 in 2010 and $31,300 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Fund during the fiscal years ended December 31, 2010 and 2009.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2010 and $8,290 in 2009.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2010 and 2009.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.

For the years ended December 31, 2010 and 2009, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $8,290 in 2010 and $8,290 in 2009.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Research Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 28, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 28, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date February 28, 2011

* Print the name and title of each signing officer under his or her signature.